UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 21, 2004

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-00041	94-3019135
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of principal executive offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

            N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	On October 21, 2004, the Board of Directors of Safeway Inc. amended the By-Laws of the Company. The amendments are intended generally to conform the Bylaws to the Company’s Corporate Governance Guidelines. Specifically, Article III, Section 6 and Article IV, Section 7 were amended to include appropriate references to the Company’s new Lead Independent Director. Article III, Section 10 was also amended to expand the authority of the Board’s committees to be consistent with Section 141(c)(2) of the Delaware General Corporation Law.

A copy of the Company’s By-Laws, as amended and restated, is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

3.2. A copy of the Company’s By-Laws, as amended and restated as of October 21, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC.
(Registrant)

Date: October 25, 2004	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Senior Vice President
& General Counsel

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EXHIBIT INDEX

Exhibit No.
3.2.	Safeway Inc. By-Laws, amended and restated as of October 21, 2004.

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